Exhibit 99.2

Execution Version

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT, dated as of October 18, 2018 (this “Agreement”), is entered into by and between Valero Energy Partners LP, a Delaware limited partnership (the “Partnership”), and Valero Terminaling and Distribution Company, a Delaware corporation (the “Unitholder” and, together with the Partnership, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, concurrently herewith, Valero Energy Corporation, a Delaware corporation and the indirect sole owner of the Unitholder (“Parent”), Forest Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Unitholder (“Merger Sub”), the Partnership, and Valero Energy Partners GP LLC, a Delaware limited liability company and the general partner (the “Partnership GP”) of the Partnership (collectively, the “Merger Parties”), are entering into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will be merged with and into the Partnership, the Partnership as the sole surviving entity shall continue to exist as a Delaware limited partnership, Merger Sub shall cease to exist and the Partnership shall continue without dissolution (the “Merger”);

WHEREAS, as of October 18, 2018, the Unitholder was the Record Holder and beneficial owner in the aggregate of, and has the right to vote and dispose of, the number of Common Units set forth opposite the Unitholder’s name on Schedule A hereto (the “Existing Units”);

WHEREAS, as a condition and inducement to each Merger Party’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Partnership and the Unitholder are entering into this Agreement; and

WHEREAS, the Unitholder acknowledges that each Merger Party is entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Unitholder set forth in this Agreement and would not enter into the Merger Agreement if the Unitholder did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Partnership and the Unitholder hereby agree as follows:

1.    Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement.

“Covered Units” means, with respect to the Unitholder, the Unitholder’s Existing Units, together with any Common Units that the Unitholder becomes the Record Holder or beneficial owner of on or after the date hereof.

“Parent Group Entities” has the meaning set forth in Section 5(a).

“Partnership Information Statement Date” means the date that is 20 days after the date that the Partnership Information Statement has been cleared by the SEC and mailed to the Limited Partners in accordance with Section 6.1 of the Merger Agreement and Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act).

“Record Holder” has the meaning set forth in the Partnership Agreement.

“Termination Date” has the meaning set forth in Section 4.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

2.    Agreement to Deliver Written Consent. Prior to the Termination Date, the Unitholder irrevocably and unconditionally agrees that it shall (a) within two Business Days after the Partnership Information Statement Date (but, for the avoidance of doubt, not prior to such Partnership Information Statement Date) deliver (or cause to be delivered) a written consent pursuant to Section 13.11 of the Partnership Agreement covering all of the Covered Units approving in all manners, the Merger Agreement and any other matters necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement. If the Unitholder is the beneficial owner, but not the Record Holder, of any Covered Units, the Unitholder agrees to take all actions necessary to cause the Record Holder and any nominees to execute and deliver a written consent with respect to all of such Covered Units in accordance with this Section 2.

3.    No Inconsistent Agreements. The Unitholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, it (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any Covered Units and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Units.

4.    Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) the election of the Unitholder in the event that the GP Board makes a Partnership Adverse Recommendation Change and (d) the mutual written agreement of the Parties to terminate this Agreement (such earliest date being referred to herein as the “Termination Date”); provided, however, that the provisions set forth in Sections 10 through 17 shall survive the termination of this Agreement; provided further that any liability incurred by any Party as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

5.    Representations and Warranties of the Unitholder. The Unitholder hereby represents and warrants to the Partnership as follows:

(a)    The Unitholder is the Record Holder and beneficial owner of, and has good and valid title to, the Covered Units, free and clear of Liens other than as created by this Agreement, the Organizational Documents of the Partnership and the Partnership’s revolving credit facility. The Unitholder has voting power, power of disposition, and power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Units. As of the date hereof, other than the Existing Units, the General Partner Interest, and the Incentive Distribution Rights, none of the Parent or any of its Subsidiaries (collectively, the “Parent Group Entities”) are the Record Holders of, and no Parent Group Entity owns beneficially any, (i) units or voting securities of the Partnership, (ii) securities of the Partnership convertible into or exchangeable for units or voting securities of the Partnership or (iii) options or other rights to acquire from the Partnership any units, voting securities or securities convertible into or exchangeable for units or voting securities of the Partnership. The Covered Units are not subject to any voting trust agreement or other contract to which the Unitholder is a party restricting or otherwise relating to the voting or Transfer of the Covered Units. The Unitholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Units.

(b)    The Unitholder is duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Unitholder, the performance by the Unitholder of its obligations hereunder and the consummation by the Unitholder of the transactions contemplated hereby have been duly and validly authorized by the Unitholder and no other actions or proceedings on the part of the Unitholder are necessary to authorize the execution and delivery by the Unitholder of this Agreement, the performance by the Unitholder of its obligations hereunder or the consummation by the Unitholder of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Unitholder and, assuming due authorization, execution and delivery by the Partnership, constitutes a legal, valid and binding obligation of the Unitholder, enforceable against the Unitholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(c)    (i) Except for the applicable requirements of the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary on the part of the Unitholder for the execution, delivery and performance of this Agreement by the Unitholder or the consummation by the Unitholder of the transactions contemplated hereby and (ii) neither the execution, delivery or performance of this Agreement by the Unitholder nor the consummation by the Unitholder of the transactions contemplated hereby nor compliance by the Unitholder with any of the provisions hereof shall (A) conflict with or violate, any provision of the Organizational Documents of the Unitholder, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any properties or assets of the Unitholder pursuant to, any contract to which the Unitholder is a party or by which the Unitholder or any property or asset of the Unitholder is bound or affected or (C) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Unitholder or any of the Unitholder’s properties or assets except, in the case of clause (B) or (C), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Unitholder to perform its obligations hereunder.

(d)    As of the date of this Agreement, there is no action, suit, investigation, complaint or other proceeding pending against the Unitholder or, to the knowledge of the Unitholder, any other Person or, to the knowledge of the Unitholder, threatened against the Unitholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Partnership of its rights under this Agreement or the performance by any Party of its obligations under this Agreement.

(e)    The Unitholder understands and acknowledges that the Parties are entering into the Merger Agreement in reliance upon the Unitholder’s execution and delivery of this Agreement and the representations and warranties of the Unitholder contained herein.

(f)    The Unitholder is an Affiliate (as defined in the Partnership Agreement) of the Partnership GP.

6.    Certain Covenants of the Unitholder. The Unitholder hereby covenants and agrees as follows, in each case except as otherwise approved in writing by the Partnership:

(a)    Prior to the Termination Date, and except as contemplated hereby, the Unitholder shall not (i) Transfer, or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Units or beneficial ownership or voting power thereof or therein (including by operation of law), (ii) grant any proxies or powers of attorney, deposit any Covered Units into a voting trust or enter into a voting agreement with respect to any Covered Units or (iii) knowingly take any action that would make any representation or warranty of the Unitholder contained herein untrue or incorrect or have the effect of preventing or disabling the Unitholder from performing its obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Unitholder may Transfer any or all of the Covered Units, in accordance with applicable Law, to any of the Parent Group Entities; provided, however, that prior to and as a condition to the effectiveness of such Transfer, (i) each Person to whom any of such Covered Units or any interest in any of such Covered Units is Transferred shall have executed and delivered to the Partnership a counterpart of this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement as if such Person were the Unitholder and (ii) such Parent Group Entity is an Affiliate (as defined in the Partnership Agreement) of the Partnership GP. Any Transfer in violation of this provision shall be void.

(b)    Prior to the Termination Date, in the event that the Unitholder becomes the Record Holder or acquires beneficial ownership of, or the power to vote or direct the voting of, any additional Common Units or other voting interests with respect to the Partnership, the Unitholder will promptly notify the Partnership of such Common Units or voting interests, such Common Units or voting interests shall, without further action of the Parties, be deemed Covered Units and subject to the provisions of this Agreement, and the number of Common Units held by the Unitholder set forth on Schedule A hereto will be deemed amended accordingly and such Common Units or voting interests shall automatically become subject to the terms of this Agreement.

7.    Unitholder Capacity. This Agreement is being entered into by the Unitholder solely in its capacity as a holder of Common Units, and nothing in this Agreement shall restrict or limit the ability of the Unitholder or any Affiliate (as defined in the Partnership Agreement) or any employee thereof who is a director or officer of the Partnership to take any action in his or her capacity as a director or officer of the Partnership to the extent specifically permitted by the Merger Agreement.

8.    Disclosure. The Unitholder hereby authorizes the Partnership to publish and disclose in any announcement or disclosure required by the SEC and in the Partnership Information Statement and the Schedule 13E-3 the Unitholder’s identity and ownership of the Covered Units and the nature of the Unitholder’s obligations under this Agreement.

9.    Non-Survival of Representations and Warranties. The representations and warranties of the Unitholder contained herein shall not survive the closing of the transactions contemplated hereby and by the Merger Agreement.

10.    Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Party and otherwise as expressly set forth herein.

11.    Waiver. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such Party.

12.    Notices. All notices and other communications hereunder must be in writing and will be deemed duly given if delivered personally or by facsimile transmission, or mailed through a nationally recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, to a Party at the following addresses (or at such other address for the Party as specified by like notice, provided, however, that notices of a change of address will be effective only upon receipt thereof):

(i)	If to the Unitholder:

Valero Terminaling and Distribution Company

One Valero Way

San Antonio, Texas 78249

Attention: Jay D. Browning, Executive Vice President and General

                Counsel

Facsimile: (210) 345-3214

with a copy (which shall not constitute notice) to:

Valero Energy Corporation

One Valero Way

San Antonio, TX 78249

Attention: Jay D. Browning, Executive Vice President and General

                Counsel

Facsimile: (210) 345-3214

Baker Botts L.L.P.

910 Louisiana Street

Houston, Texas 77002

Attention: Jeremy L. Moore

                 Joshua Davidson

Facsimile: (713) 229-2826

                  (713) 229-2727

(ii)	If to the Partnership:

Valero Energy Partners LP

One Valero Way

San Antonio, Texas 78249

Attention: Timothy J. Fretthold, Chairman of the GP Conflicts

                  Committee

Facsimile: (210) 345-3214

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street, 44th Floor

Houston, Texas 77002

Attention: David Elder

Facsimile: (713) 236-0822

Notices will be deemed to have been received (x) on the date of actual receipt if (i) delivered by hand or nationally recognized overnight courier service or (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by fax if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during recipient’s normal business hours or (y) on the date three Business Days after dispatch by certified or registered mail, return receipt requested and postage prepaid.

13.    Entire Agreement. This Agreement and the Merger Agreement (including the Exhibits and Schedules thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the Parties with respect to the subject matter hereof and thereof.

14.    No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

15.    Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of all other Parties, and any such assignment without such prior written consent shall be null and void; provided, however, that the Partnership may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of the Partnership and the Unitholder may Transfer any or all of the Covered Units in accordance with Section 6(a); provided further that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

16.    No Presumption Against Drafting Party. Each of the Parties acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

17.    Other Miscellaneous Provisions. The provisions of Sections 9.5, 9.7, 9.8, 9.10 and 9.11 of the Merger Agreement shall be incorporated into to this Agreement, mutatis mutandis, except for such changes as are required to comply with applicable Law.

18.    Conflicts Committee. In addition to any other approvals required by the Parties under this Agreement, any waiver, amendment, termination or assignment of rights of the Partnership permitted by this Agreement must be approved, in the case of the Partnership, by the GP Conflicts Committee.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

THE PARTNERSHIP:

Valero Energy Partners LP

By:	Valero Energy Partners GP LLC, its general partner

By:	/s/ Richard F. Lashway

Name:	Richard F. Lashway
Title:	President

UNITHOLDER:

Valero Terminaling and Distribution Company

By:	/s/ Jay D. Browning

Name:	Jay D. Browning
Title:	Executive Vice President and General Counsel

SIGNATURE PAGE TO SUPPORT AGREEMENT

SCHEDULE A

Unitholder	Existing Units
Valero Terminaling and Distribution Company	Common Units: 46,768,586

Schedule A